WisdomTree Emerging Markets Local Debt Fund – ELD (NYSE Arca Ticker)

SUMMARY PROSPECTUS – JULY 29, 2010 as supplemented September 16, 2010

Before you invest in the WisdomTree Emerging Markets Local Debt Fund (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to Info@wisdomtree.com.

Investment Objective

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.55%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly-organized, portfolio turnover information is not yet available.

The Fund’s Investment Strategy

The Fund attempts to achieve its investment objective through investment in Local Debt denominated in the currencies of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets in Local Debt. For

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these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, of emerging market issuers that are denominated in a currency other than the U.S. dollar, as well as certain derivatives described herein. The Fund is an actively managed exchange-traded fund (“ETF”).

The Fund is designed to provide exposure to Local Debt of issuers from a broad range of emerging market regions and countries. The Fund intends to invest in fixed income securities issued by emerging market governments, government agencies, and corporations. The Fund also may invest in fixed income securities denominated in an emerging market currency and issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation, or other regional development banks.

The Fund intends to provide exposure across several geographic regions and countries. The Fund intends to invest in emerging market issuers from the following regions: Asia, Latin America, Eastern Europe, Africa and the Middle East. Within these regions, the Fund is likely to invest in the following countries: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey. As a general matter, and subject to the investment guideline to provide exposure across geographic regions and countries, the Fund generally will invest a higher percentage of its assets in countries with larger and more liquid debt markets and long-term economic prospects. The Fund’s exposure to any single country generally will be limited to 20% of the Fund’s assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of emerging markets local currency debt currently includes securities that are rated “investment grade” as well as “non-investment grade.” The Fund intends to provide a broad-based exposure to emerging market debt and therefore will invest in both investment-grade and non-investment-grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to limit interest rate risk by maintaining an aggregate portfolio duration of between two and seven years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. An aggregate portfolio duration of between two and seven years generally would be considered to be “intermediate.” The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

For purposes of the 80% investment policy described above, Local Debt includes investments in derivatives such as forward currency contracts, interest rate and total return swaps and credit linked notes. The Fund’s use of forward contracts and interest rate and total return swaps will be underpinned by investments in short-term, high-quality U.S. money market securities and is designed to provide exposure similar to investments in local currency debt. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A swap is an agreement between two parties to exchange payments based on a reference asset, which may be a currency or interest rate but also may be a single asset, a pool of assets or an index of assets. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. A credit linked note is a type of structured note whose value is linked to an underlying reference asset or entity. Credit linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. Local Debt also includes fixed income securities denominated in an emerging market currency and issued by a supranational organization. Assets not invested in Local Debt generally will be invested in investment-grade U.S. government securities and money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by emerging market governments, government agencies, corporations and supranational issuers, as well as derivatives based on such instruments.

Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading price of fixed income securities and other instruments fluctuates in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price will fluctuate within a wide range in response to these and other factors. As a result, an investor could lose money over short or even long periods.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of the Funds in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

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Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio securities.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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Derivatives Investment Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities.

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Foreign Currency Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can

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change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

Portfolio Managers

David C. Kwan, a Managing Director, Fixed Income, has been a portfolio manager of the Fund since August 2010.

Lisa Mears O’Connor, a Managing Director, Fixed Income, has been a portfolio manager of the Fund since August 2010.

Buying and Selling Fund Shares

The Fund is an “exchange-traded fund.” This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, although this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of a Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Fund through a financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask you adviser or visit your financial intermediary’s Web site for more information.

WisdomTree Trust Prospectus 4	WIS-ELD-SUM-0810A